ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999
--------------------------------------------------------------------------------

 1  Total Actual Principal Collections                              1,232,840.59
 2  Total Permanent Buydown Companion Principal                        31,717.56
 3  Total Actual Interest Collections                                 667,414.10
 4  Less Service Fees Previously Remitted                              41,340.00
 5  Additional Proceeds                                                     0.00
                                                                    ------------
 6      Total Collections:                                          1,890,632.25

 7  Pre-Funding Account Transfer                                            0.00
 8  Interest Coverage Account Transfer                              1,137,180.70
 9  Deferred Interest Coverage Account Transfer                        73,777.16
                                                                    ------------
10      Aggregate Amount Received:                                  3,101,590.11

    Monthly Advances

11  Interest Advance                                                1,448,641.75
12  Compensating Interest                                               1,869.07
13  Amounts Held for Future Distributions                                   0.00
14  Cross Collateral Deposit                                                0.00
15  Reserve Withdrawal per Sec. 6.14c                                       0.00
                                                                    ------------
16      Available Remittance Amount:                                4,552,100.93

17  Service Fees                                                       73,261.39
18  Expense Account Deposit:                                            3,114.46
                                                                    ------------
19      Adjusted Remittance Amount:                                 4,475,725.08

    Remaining Amount Available:

20      Adjusted Remittance Amount                                  4,475,725.08
21      Insured Payments                                                    0.00
22      Monthly Premium @ 20 bp
            due Certificate Insurer                                    62,289.24
23      Cross Collateral Withdrawal                                         0.00
24      Class Remittance Amounts                                    4,413,435.84
25      Non-Recoverable Advances not
            Previously Reimbursed                                           0.00
                                                                    ------------
    Total Remaining Amount Available:                                       0.00
                                                                    ============

    Amount of Reimbursements Pursuant to Sec. 5.04
26      Servicing Fee                                                       0.00
27      Monthly Advances and Servicer Advances                              0.00
28      Other Mortgage Payments                                             0.00
29      Interest Earned on P&I Deposits                                     0.00
30      Additional Servicing Compensation                                   0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Total               Class 1A                   Class R
31    Loans Outstanding - BOM                                                       4310
32    Original Loan Balance                                               248,139,272.81       248,139,272.81
33    Original Permanent Buydown Companion Loan Balance                     2,377,695.39         2,377,695.39
34    Pre-Funding Account Balance                                         133,928,990.05       133,928,990.05
35    Initial Overcollateralization                                         9,445,958.25         9,445,958.25
36    Realized Losses, LTD                                                          0.00                 0.00
37    Permanent Buydown Companion Loan Losses, LTD                                  0.00                 0.00
38    Carryforward Amount                                                           0.00                 0.00
39    Aggregate Unpaid Principal Balance of Delinquent                              0.00                 0.00
           Loans Repurchased per Sec. 5.11                                          0.00                 0.00
                                                                       -------------------------------------------------------------
40    Total Class Principal Balance                                       375,000,000.00       375,000,000.00
41         Pool Factor per Loan Balance                                       66.1704727%          66.1704727%
42         Pool Factor per Class Balance                                     100.0000000%         100.0000000%
43    Excess Spread                                                                 0.00                                        0.00
44    Cross Collateral Withdrawal                                                   0.00                                        0.00
45    Cross Collateral Deposit                                                      0.00                 0.00
46    Additional Principal due Class A                                      1,314,711.02         1,314,711.02
47    Interest Remittance @ Pass-Through Rates                              1,834,166.67         1,834,166.67

      Principal Additions:
48              Number of loans                                                     1194                 1194
49              Transfers from Pre-Funding Account                         69,173,536.83        69,173,536.83

      Principal Reductions:

50              Prepayments - Number                                                  20                   20
51              Prepayments - Dollar                                          831,268.33           831,268.33
52              Delinquent Loans Repurchased - Number                                  0                 0.00
53              Delinquent Loans Repurchased - Dollar                               0.00                 0.00
54              Net Liquidation Proceeds                                            0.00                 0.00
55              Curtailments                                                   97,416.96            97,416.96
56              Normal and Excess Payments                                    304,155.30           304,155.30
      Permanent Buydown Companion Principal                                    31,717.56            31,717.56
57              Pre-Funding Account Transfer                                        0.00                 0.00
                                                                       -------------------------------------------------------------
58    Total Principal Remittance                                            1,264,558.15         1,264,558.15
59    Additional Principal Reduction                                        1,314,711.02         1,314,711.02
                                                                       -------------------------------------------------------------
60    Total Remittance                                                      4,413,435.84         4,413,435.84                   0.00
                                                                       =============================================================
61    Current Month Realized Loss - Number                                             0                    0                      0
62    Current Month Realized Loss - Dollar                                          0.00                    0                   0.00
63    Current Month Permanent Buydown Companion Loan
           Realized Loss - Dollar                                                   0.00                    0                   0.00

      Class Principal Balance - EOM

64    Loans Outstanding - EOM                                                       5484
65    Closing Loan Balance                                                316,079,969.05       316,079,969.05
66    Closing Permanent Buydown Companion Loan Balance                      2,345,977.83         2,345,977.83
67    Pre-Funding Account Balance                                          64,755,453.22        64,755,453.22
68    Additional Principal Reduction, LTD                                  10,760,669.27        10,760,669.27
69    Realized losses, LTD                                                          0.00                 0.00
70    Permanent Buydown Companion Loan Losses, LTD                                  0.00
71    Aggregate Unpaid Principal Balance of Delinquent
72       Loans Repurchased per Sec. 5.11                                            0.00                 0.00
                                                                       -------------------------------------------------------------
73    Total Class Principal Balance                                       372,420,730.83       372,420,730.83
74         Pool Factor per Loan Balance                                       84.2879917%          84.2879917%
75         Pool Factor per Class Balance                                      99.3121949%          99.3121949%
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Total               Class A-1
                                                                              -----               ---------

 76   Weighted Note Rate - THIS Remittance                                      10.74403%
 77   Weighted Note Rate - NEXT Remittance                                      10.74403%

 78   Related Remittance Period for Libor Rate                                 24-Jun-99            thru             25-Jul-99
 79   Days in Related Period                                                      32

 80   Pass-Through Rates                                                                              5.50250%

 81   Weighted Average Remaining Term                                             252.40

 82   Original Pool - Principal Balance                                   248,139,272.81       248,139,272.81
 83   Original Pool - Permanent Buydown Companion Balance                   2,377,695.39         2,377,695.39
 84   Original Pool - Pre-Funding Account                                 133,928,990.05       133,928,990.05
 85   Original Pool - Additional Principal Reduction                        9,445,958.25         9,445,958.25
                                                                      --------------------------------------------------------------
 86   Original Pool Total                                                 375,000,000.00       375,000,000.00
 87   Original Pool - Number of Loans                                               4310

     -------------------------------------------------------------------------------------------------------------------------------

      Class A Overcollateralization Reconciliation
                                                                           Beg.of Month         Current Month         End of Month
                                                                      --------------------------------------------------------------
 88   Additional Principal Reduction, LTD                                   9,445,958.25         1,314,711.02         10,760,669.27
 89   Cross Collateral Deposits                                                     0.00                 0.00                  0.00
 90   Realized Losses, LTD                                                          0.00                 0.00                  0.00
 91   Permanent Buydown Companion Loan Losses, LTD                                  0.00                 0.00                  0.00
                                                                      --------------------------------------------------------------
 92   Overcollateralization of Principal                                    9,445,958.25         1,314,711.02         10,760,669.27
                                                                      ==============================================================

 93   Base Overcollateralization Required                                                                             26,171,676.01
 94   Required Overcollateralization Amount                                                                           26,171,676.01

      Current Month Subordinated Amount                                    Beg.of Month         Current Month         End of Month
                                                                      --------------------------------------------------------------

 95   Original Subordinated Amount                                         45,848,191.54      N/A                     45,848,191.54
 96   Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                                        0.00                 0.00                  0.00
 97   Plus: Cumulative Additional Proceeds                                          0.00                 0.00                  0.00
                                                                      --------------------------------------------------------------
 98   Current Subordinated Amount                                          45,848,191.54                              45,848,191.54
                                                                      ==============================================================

      Nonrecoverable Advance Reconciliation

 99   Beginning of Month                                                                                 0.00
100   Current Month Unpaid Nonrecoverable Advance                                                        0.00
101   Less: Current Month Reimbursement                                                                  0.00
                                                                                                   ----------
102   End of Month                                                                                       0.00
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
    Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 1 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Class
                                                                              Total                  A1
                                                                      ---------------------------------------

103   Total Class Principal - Original Pool                              $375,000,000.00      $375,000,000.00
104   Interest Remittance Amount                                            1,834,166.67         1,834,166.67
105   Interest Rate Factor / 1000                                               4.891111             4.891111

106   Total Principal Collections                                           1,264,558.15         1,264,558.15
107   Prefunding Account Transfer                                                   0.00                 0.00
108   Additional Principal Reduction                                        1,314,711.02         1,314,711.02
                                                                      ---------------------------------------
109   Principal Remittance Amount                                           2,579,269.17         2,579,269.17
110   Principal Payment Factor/1000                                             6.878051             6.878051
111   Principal Factor                                                        993.121949           993.121949


------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

--------------------------------------------------------------------------------

 1    Total Actual Principal Collections                              977,511.50
 3    Total Actual Interest Collections                               462,326.35
 4    Less Service Fees Service Fees Previously Remitted               28,192.93
 5    Additional Proceeds                                                   0.00
                                                               -----------------
 6         Total Collections:                                       1,411,644.92

 7    Pre-Funding Account Transfer                                          0.00
 8    Interest Coverage Account Transfer                              992,979.43
 9    Deferred Interest Coverage Account Transfer                      60,945.67
                                                               -----------------
10         Aggregate Amount Received:                               2,465,570.02

      Monthly Advances

11    Interest Advance                                              1,355,342.54
12    Compensating Interest                                             2,829.00
13    Amounts Held for Future Distributions                                 0.00
14    Cross Collateral Deposit                                              0.00
15    Reserve Withdrawal per Sec. 6.14c                                     0.00
                                                               -----------------
16         Available Remittance Amount:                             3,823,741.56

17    Service Fees                                                     63,979.36
18    Expense Account Deposit:                                          2,700.19
                                                               -----------------
19         Adjusted Remittance Amount:                              3,757,062.01

      Remaining Amount Available:

20              Adjusted Remittance Amount                          3,757,062.01
21              Insured Payments                                            0.00
22              Monthly Premium @ 20 bp
                   due Certificate Insurer                             54,003.75
23              Cross Collateral Withdrawal                                 0.00
24              Class Remittance Amounts                            3,703,058.26
25              Non-Recoverable Advances not
                   Previously Reimbursed                                    0.00
                                                               -----------------
      Total Remaining Amount Available:                                     0.00
                                                               =================

      Amount of Reimbursements Pursuant to Sec. 5.04
26         Servicing Fee                                                    0.00
27         Monthly Advances and Servicer Advances                           0.00
28         Other Mortgage Payments                                          0.00
29         Interest Earned on P&I Deposits                                  0.00
30         Additional Servicing Compensation                                0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Total               Class 2A                  Class R
                                                                               -----               --------                  -------
31    Loans Outstanding - BOM                                                       2363
32    Original Loan Balance                                               213,783,852.37       213,783,852.37
34    Pre-Funding Account Balance                                         118,187,547.02       118,187,547.02
35    Initial Overcollateralization                                         6,971,399.39         6,971,399.39
36    Realized Losses, LTD                                                          0.00                 0.00
38    Carryforward Amount                                                           0.00                 0.00
39    Aggregate Unpaid Principal Balance of Delinquent                              0.00                 0.00
           Loans Repurchased per Sec. 5.11                                          0.00                 0.00
                                                                      --------------------------------------------------------------
40    Total Class Principal Balance                                       325,000,000.00       325,000,000.00
41         Pool Factor per Loan Balance                                       65.7796469%          65.7796469%
42         Pool Factor per Class Balance                                     100.0000000%         100.0000000%
43    Excess Spread                                                                 0.00                                       0.00
44    Cross Collateral Withdrawal                                                   0.00                                       0.00
45    Cross Collateral Deposit                                                      0.00                 0.00
46    Additional Principal due Class A                                      1,182,157.87         1,182,157.87
47    Interest Remittance @ Pass-Through Rates                              1,543,388.89         1,543,388.89

      Principal Additions:
48              Number of loans                                                      759                  759
49              Transfers from Pre-Funding Account                         69,023,321.20        69,023,321.20

      Principal Reductions:

50              Prepayments - Number                                                  11                   11
51              Prepayments - Dollar                                          904,514.58           904,514.58
52              Delinquent Loans Repurchased - Number                                  0                 0.00
53              Delinquent Loans Repurchased - Dollar                               0.00                 0.00
54              Net Liquidation Proceeds                                            0.00                 0.00
55              Curtailments                                                    1,589.98             1,589.98
56              Normal and Excess Payments                                     71,406.94            71,406.94
      Permanent Buydown Companion Principal                                         0.00                 0.00
57              Pre-Funding Account Transfer                                        0.00                 0.00
                                                                      --------------------------------------------------------------
58    Total Principal Remittance                                              977,511.50           977,511.50
59    Additional Principal Reduction                                        1,182,157.87         1,182,157.87
                                                                      --------------------------------------------------------------
60    Total Remittance                                                      3,703,058.26         3,703,058.26                  0.00
                                                                      ==============================================================
61    Current Month Realized Loss - Number                                             0                                          0
62    Current Month Realized Loss - Dollar                                          0.00                                       0.00

      Class Principal Balance - EOM

64    Loans Outstanding - EOM                                                       3111
65    Closing Loan Balance                                                281,829,662.07       281,829,662.07
67    Pre-Funding Account Balance                                          49,164,225.82        49,164,225.82
68    Additional Principal Reduction, LTD                                   8,153,557.26         8,153,557.26
69    Realized losses, LTD                                                          0.00                 0.00
70    Permanent Buydown Companion Loan Losses, LTD                                  0.00
71    Aggregate Unpaid Principal Balance of Delinquent
72         Loans Repurchased per Sec. 5.11                                          0.00                 0.00
                                                                      --------------------------------------------------------------
73    Total Class Principal Balance                                       322,840,330.63       322,840,330.63
74         Pool Factor per Loan Balance                                       86.7168191%          86.7168191%
75         Pool Factor per Class Balance                                      99.3354863%          99.3354864%
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                               Total                Class A-1
                                                                               -----                ---------

 76   Weighted Note Rate - THIS Remittance                                      10.70738%
 77   Weighted Note Rate - NEXT Remittance                                      10.70738%

 78   Related Remittance Period for Libor Rate                                 24-Jun-99           thru                  25-Jul-99
 79   Days in Related Period                                                       32

 80   Pass-Through Rates                                                                             5.34250%

 81   Weighted Average Remaining Term                                             356.94

 82   Original Pool - Principal Balance                                   213,783,852.37       213,783,852.37
 83   Original Pool - Permanent Buydown Companion Balance                           0.00                 0.00
 84   Original Pool - Pre-Funding Account                                 118,187,547.02       118,187,547.02
 85   Original Pool - Additional Principal Reduction                        6,971,399.39         6,971,399.39
                                                                     --------------------------------------------------------------
 86   Original Pool Total                                                 325,000,000.00       325,000,000.00
 87   Original Pool - Number of Loans                                               2363

------------------------------------------------------------------------------------------------------------------------------------

      Class A Overcollateralization Reconciliation
                                                                            Beg.of Month        Current Month          End of Month
                                                                     --------------------------------------------------------------
 88   Additional Principal Reduction, LTD                                   6,971,399.39         1,182,157.87          8,153,557.26
 89   Cross Collateral Deposits                                                     0.00                 0.00                  0.00
 90   Realized Losses, LTD                                                          0.00                 0.00                  0.00
 91   Permanent Buydown Companion Loan Losses, LTD                                  0.00                 0.00                  0.00
                                                                     --------------------------------------------------------------
 92   Overcollateralization of Principal                                    6,971,399.39         1,182,157.87          8,153,557.26
                                                                     ==============================================================

 93   Base Overcollateralization Required                                                                             19,586,312.56
 94   Required Overcollateralization Amount                                                                           19,586,312.56

      Current Month Subordinated Amount                                     Beg.of Month         Current Month        End of Month
                                                                     --------------------------------------------------------------

 95   Original Subordinated Amount                                         41,496,424.92             N/A              41,496,424.92
 96   Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                                        0.00                 0.00                  0.00
 97   Plus: Cumulative Additional Proceeds                                          0.00                 0.00                  0.00
                                                                     --------------------------------------------------------------
 98   Current Subordinated Amount                                          41,496,424.92                              41,496,424.92
                                                                     ==============================================================

      Nonrecoverable Advance Reconciliation

 99   Beginning of Month                                                                                0.00
100   Current Month Unpaid Nonrecoverable Advance                                                       0.00
101   Less: Current Month Reimbursement                                                                 0.00
                                                                                                 ------------
102   End of Month                                                                                      0.00
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1999
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1999-2 Group 2 for July 26, 1999, the Remittance date.

                         Due period ended: July 1, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Class
                                                                              Total                  A1
                                                                  -------------------------------------------

103   Total Class Principal - Original Pool                              $325,000,000.00      $325,000,000.00
104   Interest Remittance Amount                                            1,543,388.89         1,543,388.89
105   Interest Rate Factor / 1000                                               4.748889             4.748889

106   Total Principal Collections                                             977,511.50           977,511.50
107   Prefunding Account Transfer                                                   0.00                 0.00
108   Additional Principal Reduction                                        1,182,157.87         1,182,157.87
                                                                  -------------------------------------------
109   Principal Remittance Amount                                           2,159,669.37         2,159,669.37
110   Principal Payment Factor/1000                                             6.645137             6.645137
111   Principal Factor                                                        993.354863           993.354863



------------------------------------------------------------------------------------------------------------------------------------